UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2016

CLEARBRIDGE

MID CAP FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital growth.

Fund name change

Prior to January 4, 2016, the Fund was known as ClearBridge Mid Cap Core Fund. There was no change in the Fund’s investment objective, policies and strategies as a result of this name change.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Mid Cap Fund for the twelve-month reporting period ended October 31, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2016

II	ClearBridge Mid Cap Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended October 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2015 U.S. gross domestic product (“GDP”)i growth was 0.9%. First and second quarter 2016 GDP growth was 0.8% and 1.4%, respectively. The U.S. Department of Commerce’s second reading for third quarter 2016 GDP growth — released after the reporting period ended — was 3.2%. The improvement in GDP growth in the third quarter 2016 reflected an increase in private inventory investment, an acceleration in exports, an upturn in federal government spending and smaller decreases in state and local government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the period ended on October 31, 2016, the unemployment rate was 4.9%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed modestly declined over the period. In October 2016, 25.2% of Americans looking for a job had been out of work for more than six months, versus 25.7% when the period began.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iii increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. At its meeting that concluded on November 2, 2016 (after the reporting period ended), as well as during the prior meetings of the year, the Fed kept rates on hold. In the Fed’s statement after the November meeting it said, “The Committee judges that the case for an increase in the federal funds rate has continued to strengthen but decided, for the time being, to wait for some further evidence of continued progress toward its objectives. The stance of monetary policy remains accommodative, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ClearBridge Mid Cap Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, of medium capitalization companies. The Fund may invest up to 20% of its assets in equity securities of companies other than medium capitalization companies. The Fund may also invest up to 25% of its net assets in securities of foreign issuers. The Fund pursues a disciplined core investment strategy combining in-depth fundamental and quantitative analysis to identify attractive investment candidates. We obtain market information about the universe of investment candidates and distill that information to select prospective investments. We then establish market-implied growth and return expectations based on current trading prices and challenge those expectations using our insight and proprietary analysis.

While markets are relatively efficient in the long term with economic fundamentals driving asset prices, market inefficiencies often occur, as evidenced by the disproportionate volatility of stock prices relative to publicly available information. We believe our disciplined investment process, employing quantitative and fundamental analysis, can help exploit these market inefficiencies.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Most major U.S. equity indices managed to deliver positive results for the twelve month reporting period ended October 31, 2016, with large and mid capitalization stocks slightly outperforming smaller capitalization stocks. During the period, the S&P 500 Indexi gained 4.51% and the Russell Midcap Indexii 4.17%, while the small-cap Russell 2000 Indexiii advanced 4.11%. In addition, value stocks substantially outperformed growth stocks. A dovish stance from the U.S. Federal Reserve Board (the “Fed”)iv, which raised short-term interest rates just once during the reporting period after initially communicating a more aggressive rate tightening plan, was the main source of support for mid-cap stocks, especially in the income-oriented Utilities and Consumer Staples sectors. Political risks ahead of the U.S. presidential election caused the Health Care sector to be the worst performing sector in the Russell Mid Cap Index, while a 9% decline in crude oil prices hurt energy stocks.

Mid cap stocks got off to a solid start as strong economic numbers boosted investor sentiment that the markets could withstand higher rates. Steady job growth and increased retail sales, an outgrowth of improved household balance sheets, had beneficial effects. A decline in oil prices hurt the Energy sector but was supportive of other areas of the market tied to consumer spending.

Volatility picked up in a series of sell-offs from late December 2015 through mid-February 2016 that saw equities decline more than 10%. The correction was triggered by ongoing concerns about slowing global growth centered on China. Oil prices fell in tandem with equities, dropping below $30 per barrel for the first time in 12 years. Growth-oriented mid-cap stocks were hurt the most during the downturn, while more value-oriented stocks backed by dividends fared better. Mid-cap stocks led the recovery as the Fed struck a more cautious tone

ClearBridge Mid Cap Fund 2016 Annual Report	1

Fund overview (cont’d)

on interest rates. Stocks shrugged off the short-term effects of Brexit, the surprise passage of a referendum by United Kingdom voters to leave the European Union, to deliver solid gains through the late spring and summer. The period saw a transition in market leadership as more cyclically-oriented stocks in the Technology, Industrials and Financials sector benefited from better economic conditions. Generally, solid earnings results and the continued liquidity support of low rates also drove returns. Performance was challenging at the end of the reporting period, as uncertainty related to the presidential election pressured the Health Care sector and several of the more income-oriented sectors.

Q. How did we respond to these changing market conditions?

A. Relative performance during the first six months of 2016 was challenging. We attribute this primarily to stock selection that was not favorable, but there were some environmental headwinds as well. For most of this year, the investment horizon has favored value and defensive sectors. We view this as a function of macro-economic concerns related to Brexit, and fears of a global recession.

During the first half of 2016, value outperformed growth by approximately seven percentage points, while we were slightly more growth-oriented than the Russell Midcap Index. The defensive sectors and those with higher dividend yields (Utilities, Consumer Staples, Real Estate) outperformed dramatically during the first two quarters of the year. In general, we viewed most stocks within those sectors as expensive and/or unattractive and were therefore underweight versus the Russell Midcap Index. Sectors that we were overweight (Information Technology (“IT”), Consumer Discretionary, Financials) based on our assessment of value and risk/reward also underperformed during this period.

As long-term investors with a quality orientation, we realize that there will be periods when our style is out of favor or stocks in our portfolio simply underperform. Historically, these periods have proven to be short-lived and we expect this time will be no different. Since the end of the second quarter of 2016, we have seen improved relative performance as the market has begun to unwind some of the dislocations we had been concerned about. Despite a challenging period, we remain committed to our approach of investing in high-quality companies with sustainable competitive advantages and we believe this approach can lead to attractive relative returns over the long term.

Performance review

For the twelve months ended October 31, 2016, Class A shares of ClearBridge Mid Cap Fund, excluding sales charges, returned -2.57%. The Fund’s unmanaged benchmark, the Russell Midcap Index returned 4.17%. The Lipper Mid-Cap Core Funds Category Average1 returned 2.79% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended October 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 432 funds in the Fund’s Lipper category, and excluding sales charges, if any.

2	ClearBridge Mid Cap Fund 2016 Annual Report

Performance Snapshot as of October 31, 2016 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Mid Cap Fund:
Class 1[1]	1.28%	-2.25%
Class A	1.09%	-2.57%
Class C	0.73%	-3.22%
Class R	0.97%	-2.78%
Class I	1.27%	-2.22%
Class IS	1.32%	-2.15%
Russell Midcap Index	3.33%	4.17%
Lipper Mid-Cap Core Funds Category Average[2]	3.12%	2.79%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2016, the gross total annual fund operating expense ratios for Class 1, Class A, Class C, Class R, Class I and Class IS shares were 0.90%, 1.23%, 1.93%, 1.49%, 0.89% and 0.78%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.20% for Class A shares, 1.95% for Class C shares, 1.45% for Class R shares, 0.85% for Class I shares and 0.75% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares and the ratio of total annual fund operating expenses for Class 1 shares will not exceed the ratio of total annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have

[1]

The Fund’s Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on July 26, 2007 may continue to hold those shares but may not add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 451 funds for the six-month period and among the 432 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

ClearBridge Mid Cap Fund 2016 Annual Report	3

Fund overview (cont’d)

fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. In absolute terms, the Fund had positive performance in five out of the 10 sectors in which it was invested for the period (out of 11 sectors total), with the greatest contributions to returns coming from the IT, Real Estate, Consumer Staples and Utilities sectors.

Relative to the benchmark, stock selection in the Real Estate and Consumer Staples sectors and an overweight allocation to the Financials sector aided relative returns.

In terms of individual Fund holdings, leading contributors to performance included Berry Plastics Group, Inc. in the Materials sector, Blue Buffalo Pet Products Inc. in the Consumer Staples sector, FEI Co. in the IT sector, Alexandria Real Estate Equities Inc. in the Real Estate sector and Portland General Electric Co. in the Utilities sector.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, overall stock selection and sector allocation detracted from performance for the period. In particular, stock selection in the Health Care, Consumer Discretionary, Financials and Industrials sectors had the most significant negative impacts on returns. An overweight allocation to the Consumer Discretionary sector and underweight allocations to the Utilities and Consumer Staples sectors also hurt relative results.

In terms of individual Fund holdings, leading detractors from performance included positions in Signet Jewelers Ltd. in the Consumer Discretionary sector, Alkermes PLC, AmeriSourceBergen Corp. and BioMarin Pharmaceutical Inc. in the Health Care sector and Alliance Data Systems Corp. in the IT sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. A number of Fund positions were bought and sold over the course of the period. The largest new holdings introduced during the period included Harris Corp. in the IT sector, Hasbro Inc. and Whirlpool Corp., both in the Consumer Discretionary sector, Affiliated Managers Group, Inc. in the Financials sector and Vornado Realty Trust in the Real Estate sector. The largest positions sold during the period included Axis Capital Holdings Ltd., CIT Group Inc. and Citizens Financial Group Inc. in the Financials sector, Polaris Industries Inc. in the Consumer Discretionary sector and FEI Co. in the IT sector.

Thank you for your investment in ClearBridge Mid Cap Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

4	ClearBridge Mid Cap Fund 2016 Annual Report

Sincerely,

Brian M. Angerame

Portfolio Manager

ClearBridge Investments, LLC

Derek J. Deutsch, CFA

Portfolio Manager

ClearBridge Investments, LLC

November 20, 2016

RISKS: The Fund invests in equity securities, which are subject to market and price fluctuations. Mid-cap stocks may be more volatile than large-cap stocks. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2016 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2016 were: Starwood Property Trust Inc. (2.2%), Hartford Financial Services Group Inc.. (2.1%), IPG Photonics Corp. (2.1%), Alexandria Real Estate Equities Inc. (2.1%), Aspen Technology Inc. (2.0%), Foot Locker Inc. (2.0%), Portland General Electric Co. (2.0%), Allison Transmission Holdings Inc.. (2.0%), Lazard Ltd., Class A Shares (1.9%) and Autodesk Inc.(1.9%). Please refer to pages 12 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2016 were: Information Technology (18.3%), Consumer Discretionary (17.8%), Financials (16.1%), Industrials (12.4%) and Health Care (10.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

ClearBridge Mid Cap Fund 2016 Annual Report	5

Fund overview (cont’d)

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

6	ClearBridge Mid Cap Fund 2016 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2016 and October 31, 2015 and does not include derivatives, such as written options. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Effective August 31, 2016, the Financials sector was redefined to exclude real estate and a Real Estate sector was created.

ClearBridge Mid Cap Fund 2016 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2016 and held for the six months ended October 31, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	1.28%	$1,000.00	$1,012.80	0.85%	$4.30	Class 1	5.00%	$1,000.00	$1,020.86	0.85%	$4.32
Class A	1.09	1,000.00	1,010.90	1.20	6.07	Class A	5.00	1,000.00	1,019.10	1.20	6.09
Class C	0.73	1,000.00	1,007.30	1.90	9.59	Class C	5.00	1,000.00	1,015.58	1.90	9.63
Class R	0.97	1,000.00	1,009.70	1.42	7.17	Class R	5.00	1,000.00	1,018.00	1.42	7.20
Class I	1.27	1,000.00	1,012.70	0.84	4.25	Class I	5.00	1,000.00	1,020.91	0.84	4.27
Class IS	1.32	1,000.00	1,013.20	0.75	3.80	Class IS	5.00	1,000.00	1,021.37	0.75	3.81

8	ClearBridge Mid Cap Fund 2016 Annual Report

[1]	For the six months ended October 31, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

ClearBridge Mid Cap Fund 2016 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 10/31/16	-2.25%	-2.57%	-3.22%	-2.78%	-2.22%	-2.15%
Five Years Ended 10/31/16	12.10	11.84	11.06	11.54	12.25	12.34
Ten Years Ended 10/31/16	7.52	7.28	6.54	N/A	7.70	N/A
Inception* through 10/31/16	—	—	—	9.70	—	9.11

With sales charges[2]	Class 1	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 10/31/16	-2.25%	-8.17%	-4.13%	-2.78%	-2.22%	-2.15%
Five Years Ended 10/31/16	12.10	10.53	11.06	11.54	12.25	12.34
Ten Years Ended 10/31/16	6.57	6.65	6.54	N/A	7.70	N/A
Inception* through 10/31/16	—	—	—	9.70	—	9.11

Cumulative total returns
Without sales charges[1]
Class 1 (10/31/06 through 10/31/16)	106.57%
Class A (10/31/06 through 10/31/16)	101.97
Class C (10/31/06 through 10/31/16)	88.37
Class R (Inception date of 9/30/08 through 10/31/16)	111.41
Class I (10/31/06 through 10/31/16)	110.00
Class IS (Inception date of 8/4/08 through 10/31/16)	105.17

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Includes the effect of 8.50% initial sales charge for periods prior to July 27, 2007 for Class 1 shares. Effective July 27, 2007, Class 1 shares were closed to all purchases and incoming exchanges. In addition, Class A shares reflect the deduction of the maximum initial sales charges of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A and C shares is September 1, 1998. Inception dates for Class 1, R, I and IS shares are September 12, 2000, September 30, 2008, December 3, 1998 and August 4, 2008, respectively.

10	ClearBridge Mid Cap Fund 2016 Annual Report

Historical performance

Value of $10,000 invested in

Class A and C Shares of ClearBridge Mid Cap Fund vs Russell Midcap Index† — October 2006 - October 2016

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C shares of ClearBridge Mid Cap Fund on October 31, 2006, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2016. The hypothetical illustration also assumes a $10,000 investment in the Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 31% of the total market capitalization of the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The indices are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

ClearBridge Mid Cap Fund 2016 Annual Report	11

Schedule of investments

October 31, 2016

ClearBridge Mid Cap Fund

Security	Shares	Value
Common Stocks — 97.5%
Consumer Discretionary — 17.8%
Auto Components — 2.5%
Autoliv Inc.	252,000	$24,388,560
Goodyear Tire & Rubber Co.	911,000	26,446,330
Total Auto Components		50,834,890
Distributors — 0.8%
Core-Mark Holding Co. Inc.	434,000	15,341,900
Diversified Consumer Services — 1.4%
Service Corporation International	1,107,000	28,339,200
Household Durables — 1.5%
Whirlpool Corp.	201,000	30,113,820
Leisure Products — 1.2%
Hasbro Inc.	293,000	24,439,130
Media — 1.1%
Sinclair Broadcast Group Inc., Class A Shares	878,000	22,037,800
Specialty Retail — 6.4%
CarMax Inc.	626,000	31,262,440	*
Foot Locker Inc.	600,000	40,062,000
Ross Stores Inc.	553,000	34,584,620
Signet Jewelers Ltd.	283,000	22,996,580
Total Specialty Retail		128,905,640
Textiles, Apparel & Luxury Goods — 2.9%
Hanesbrands Inc.	1,258,000	32,330,600
Ralph Lauren Corp.	255,000	25,015,500
Total Textiles, Apparel & Luxury Goods		57,346,100
Total Consumer Discretionary		357,358,480
Consumer Staples — 2.9%
Food & Staples Retailing — 1.7%
Casey’s General Stores Inc.	300,000	33,897,000
Food Products — 1.2%
Blue Buffalo Pet Products Inc.	977,000	24,542,240	*
Total Consumer Staples		58,439,240
Energy — 5.9%
Energy Equipment & Services — 2.4%
Core Laboratories NV	313,000	30,351,610
Dril-Quip Inc.	391,000	18,572,500	*
Total Energy Equipment & Services		48,924,110

See Notes to Financial Statements.

12	ClearBridge Mid Cap Fund 2016 Annual Report

ClearBridge Mid Cap Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — 3.5%
Newfield Exploration Co.	814,000	$33,040,260	*
Parsley Energy Inc., Class A Shares	1,118,000	36,782,200	*
Total Oil, Gas & Consumable Fuels		69,822,460
Total Energy		118,746,570
Financials — 16.1%
Banks — 5.1%
First Republic Bank	410,000	30,516,300
Signature Bank	307,000	37,011,920	*
Western Alliance Bancorp	950,000	35,492,000	*
Total Banks		103,020,220
Capital Markets — 3.2%
Affiliated Managers Group Inc.	206,000	27,327,960	*
Lazard Ltd., Class A Shares	1,042,000	37,991,320
Total Capital Markets		65,319,280
Consumer Finance — 1.8%
Synchrony Financial	1,273,000	36,395,070
Insurance — 3.8%
Arch Capital Group Ltd.	418,000	32,591,460	*
Hartford Financial Services Group Inc.	975,000	43,007,250
Total Insurance		75,598,710
Mortgage Real Estate Investment (REITs) — 2.2%
Starwood Property Trust Inc.	1,992,000	44,302,080
Total Financials		324,635,360
Health Care — 10.7%
Biotechnology — 1.4%
BioMarin Pharmaceutical Inc.	355,000	28,584,600	*
Health Care Equipment & Supplies — 1.4%
DENTSPLY SIRONA Inc.	510,000	29,360,700
Health Care Providers & Services — 6.4%
AmerisourceBergen Corp.	442,000	31,081,440
Centene Corp.	476,000	29,740,480	*
Mednax Inc.	546,000	33,442,500	*
Universal Health Services Inc., Class B Shares	286,000	34,523,060
Total Health Care Providers & Services		128,787,480
Life Sciences Tools & Services — 1.5%
PAREXEL International Corp.	508,000	29,596,080	*
Total Health Care		216,328,860

See Notes to Financial Statements.

ClearBridge Mid Cap Fund 2016 Annual Report	13

Schedule of investments (cont’d)

October 31, 2016

ClearBridge Mid Cap Fund

Security	Shares	Value
Industrials — 12.4%
Aerospace & Defense — 2.7%
Rockwell Collins Inc.	339,000	$28,584,480
Teledyne Technologies Inc.	239,000	25,735,520	*
Total Aerospace & Defense		54,320,000
Airlines — 1.9%
Alaska Air Group Inc.	515,000	37,193,300
Electrical Equipment — 3.1%
AMETEK Inc.	648,000	28,576,800
Rockwell Automation Inc.	279,000	33,401,880
Total Electrical Equipment		61,978,680
Machinery — 3.5%
Allison Transmission Holdings Inc.	1,357,000	39,746,530
Snap-on Inc.	199,000	30,665,900
Total Machinery		70,412,430
Trading Companies & Distributors — 1.2%
Air Lease Corp.	820,000	24,813,200
Total Industrials		248,717,610
Information Technology — 18.3%
Communications Equipment — 1.2%
Harris Corp.	273,940	24,438,188
Electronic Equipment, Instruments & Components — 4.0%
CDW Corp.	825,000	37,050,750
IPG Photonics Corp.	441,000	42,781,410
Total Electronic Equipment, Instruments & Components		79,832,160
IT Services — 3.2%
Alliance Data Systems Corp.	139,000	28,421,330
Amdocs Ltd.	633,000	36,998,850
Total IT Services		65,420,180
Semiconductors & Semiconductor Equipment — 1.6%
Xilinx Inc.	626,000	31,844,620
Software — 7.3%
Aspen Technology Inc.	837,000	41,213,880	*
Autodesk Inc.	519,000	37,513,320	*
Check Point Software Technologies Ltd.	431,000	36,445,360	*
Mentor Graphics Corp.	1,074,000	31,038,600
Total Software		146,211,160
Technology Hardware, Storage & Peripherals — 1.0%
Seagate Technology PLC	575,000	19,728,250
Total Information Technology		367,474,558

See Notes to Financial Statements.

14	ClearBridge Mid Cap Fund 2016 Annual Report

ClearBridge Mid Cap Fund

Security		Shares	Value
Materials — 4.7%
Chemicals — 1.1%
Methanex Corp.		637,000	$23,154,950
Containers & Packaging — 3.6%
Berry Plastics Group Inc.		845,000	36,968,750 *
Crown Holdings Inc.		643,000	34,882,750 *
Total Containers & Packaging			71,851,500
Total Materials			95,006,450
Real Estate — 4.9%
Equity Real Estate Investment Trusts (REITs) — 4.9%
Alexandria Real Estate Equities Inc.		384,000	41,399,040
Liberty Property Trust		627,000	25,349,610
Vornado Realty Trust		340,000	31,545,200
Total Real Estate			98,293,850
Utilities — 3.8%
Electric Utilities — 3.8%
Eversource Energy		652,000	35,899,120
Portland General Electric Co.		913,000	39,843,320
Total Utilities			75,742,440
Total Investments before Short-Term Investments (Cost — $1,607,132,912)			1,960,743,418

	Rate
Short-Term Investments — 2.2%
State Street Institutional Treasury Money Market Fund, Premier Class (Cost — $43,629,982)	0.215%	43,629,982	43,629,982
Total Investments — 99.7% (Cost — $1,650,762,894#)			2,004,373,400
Other Assets in Excess of Liabilities — 0.3%			6,141,987
Total Net Assets — 100.0%			$2,010,515,387

*	Non-income producing security.
#	Aggregate cost for federal income tax purposes is $1,649,357,119.

See Notes to Financial Statements.

ClearBridge Mid Cap Fund 2016 Annual Report	15

Statement of assets and liabilities

October 31, 2016

Assets:
Investments, at value (Cost — $1,650,762,894)	$2,004,373,400
Receivable for Fund shares sold	11,323,887
Dividends and interest receivable	604,956
Prepaid expenses	73,307
Total Assets	2,016,375,550

Liabilities:
Payable for Fund shares repurchased	3,189,698
Investment management fee payable	1,177,446
Service and/or distribution fees payable	373,076
Trustees’ fees payable	12,202
Accrued expenses	1,107,741
Total Liabilities	5,860,163
Total Net Assets	$2,010,515,387

Net Assets:
Par value (Note 7)	$671
Paid-in capital in excess of par value	1,629,760,829
Undistributed net investment income	1,940,746
Accumulated net realized gain on investments and written options	25,202,635
Net unrealized appreciation on investments	353,610,506
Total Net Assets	$2,010,515,387

See Notes to Financial Statements.

16	ClearBridge Mid Cap Fund 2016 Annual Report

Net Assets:
Class 1	$3,442,233
Class A	$910,227,747
Class C	$182,262,638
Class R	$44,730,299
Class I	$647,726,658
Class IS	$222,125,812

Shares Outstanding:
Class 1	112,866
Class A	31,015,587
Class C	7,565,816
Class R	1,555,943
Class I	20,058,983
Class IS	6,823,847

Net Asset Value:
Class 1 (and redemption price)	$30.50
Class A (and redemption price)	$29.35
Class C*	$24.09
Class R (and redemption price)	$28.75
Class I (and redemption price)	$32.29
Class IS (and redemption price)	$32.55
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$31.14

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

ClearBridge Mid Cap Fund 2016 Annual Report	17

Statement of operations

For the Year Ended October 31, 2016

Investment Income:
Dividends and distributions	$24,415,996
Return of capital (Note 1(g))	34,441
Net Dividends and Distributions	24,450,437
Interest	189,163
Less: Foreign taxes withheld	(191,771)
Total Investment Income	24,447,829

Expenses:
Investment management fee (Note 2)	13,451,064
Service and/or distribution fees (Notes 2 and 5)	4,514,333
Transfer agent fees (Note 5)	2,835,073
Fund accounting fees	146,390
Trustees’ fees	129,729
Registration fees	127,157
Shareholder reports	65,610
Legal fees	56,359
Audit and tax fees	41,245
Insurance	23,054
Custody fees	7,424
Miscellaneous expenses	14,147
Total Expenses	21,411,585
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(764,989)
Net Expenses	20,646,596
Net Investment Income	3,801,233

Realized and Unrealized Gain (Loss) on Investments and Written Options (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	38,889,483
REIT distributions	1,972,904
Written options	285,985
Net Realized Gain	41,148,372
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(82,022,766)
Written options	169,015
Change in Net Unrealized Appreciation (Depreciation)	(81,853,751)
Net Loss on Investments and Written Options	(40,705,379)
Decrease in Net Assets From Operations	$(36,904,146)

See Notes to Financial Statements.

18	ClearBridge Mid Cap Fund 2016 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2016	2015

Operations:
Net investment income	$3,801,233	$750,072
Net realized gain	41,148,372	96,806,807
Change in net unrealized appreciation (depreciation)	(81,853,751)	3,212,629
Increase (Decrease) in Net Assets From Operations	(36,904,146)	100,769,508

Distributions to Shareholders From (Notes 1 and 6):
Net realized gains	(80,335,156)	(59,261,269)
Decrease in Net Assets From Distributions to Shareholders	(80,335,156)	(59,261,269)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	831,423,872	292,508,826
Reinvestment of distributions	74,465,378	55,185,797
Cost of shares repurchased	(447,273,483)	(257,495,546)
Increase in Net Assets From Fund Share Transactions	458,615,767	90,199,077
Increase in Net Assets	341,376,465	131,707,316

Net Assets:
Beginning of year	1,669,138,922	1,537,431,606
End of year*	$2,010,515,387	$1,669,138,922
*Includes undistributed net investment income and accumulated net investment loss, respectively, of:	$1,940,746	$(1,373,227)

See Notes to Financial Statements.

ClearBridge Mid Cap Fund 2016 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class 1 Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$32.70	$31.76	$30.81	$24.20	$21.28

Income (loss) from operations:
Net investment income	0.15	0.12	0.04	0.13	0.07
Net realized and unrealized gain (loss)	(0.87)	2.00	3.33	7.58	2.85
Total income (loss) from operations	(0.72)	2.12	3.37	7.71	2.92

Less distributions from:
Net investment income	—	—	—	(0.12)	—
Net realized gains	(1.48)	(1.18)	(2.42)	(0.98)	—
Total distributions	(1.48)	(1.18)	(2.42)	(1.10)	—

Net asset value, end of year	$30.50	$32.70	$31.76	$30.81	$24.20
Total return[2]	(2.25)%	6.93%	11.77%	33.24%	13.72%

Net assets, end of year (000s)	$3,442	$3,717	$3,887	$3,901	$3,379

Ratios to average net assets:
Gross expenses	0.92%	0.90%	1.09%	1.16%	1.20%
Net expenses[3]	0.88 [4]	0.90	1.09	1.16	0.98 [4]
Net investment income	0.49	0.38	0.14	0.48	0.29

Portfolio turnover rate	22%	26%	30%	47%	47%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the ratio of total annual fund operating expenses of Class A shares less the 12b-1 differential of 0.25% through December 31, 2012. Effective January 1, 2013, the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	ClearBridge Mid Cap Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$31.62	$30.84	$30.03	$23.63	$20.83

Income (loss) from operations:
Net investment income (loss)	0.05	0.02	(0.01)	0.10	0.01
Net realized and unrealized gain (loss)	(0.84)	1.94	3.24	7.39	2.79
Total income (loss) from operations	(0.79)	1.96	3.23	7.49	2.80

Less distributions from:
Net investment income	—	—	—	(0.11)	—
Net realized gains	(1.48)	(1.18)	(2.42)	(0.98)	—
Total distributions	(1.48)	(1.18)	(2.42)	(1.09)	—

Net asset value, end of year	$29.35	$31.62	$30.84	$30.03	$23.63
Total return[2]	(2.57)%	6.61%	11.59%	33.10%	13.44%

Net assets, end of year (000s)	$910,228	$923,841	$851,837	$763,463	$620,727

Ratios to average net assets:
Gross expenses	1.24%	1.23%	1.25%	1.28%	1.32%
Net expenses[3]	1.20 [4]	1.21 [4]	1.25	1.25 [4]	1.23 [4]
Net investment income (loss)	0.17	0.06	(0.03)	0.37	0.07

Portfolio turnover rate	22%	26%	30%	47%	47%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective May 1, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. During the period March 1, 2013 through April 30, 2015, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A shares did not exceed 1.29%. Prior to March 1, 2013, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.23%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Mid Cap Fund 2016 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$26.39	$26.12	$25.97	$20.69	$18.37

Income (loss) from operations:
Net investment loss	(0.12)	(0.17)	(0.18)	(0.07)	(0.13)
Net realized and unrealized gain (loss)	(0.70)	1.62	2.75	6.41	2.45
Total income (loss) from operations	(0.82)	1.45	2.57	6.34	2.32

Less distributions from:
Net investment income	—	—	—	(0.08)	—
Net realized gains	(1.48)	(1.18)	(2.42)	(0.98)	—
Total distributions	(1.48)	(1.18)	(2.42)	(1.06)	—

Net asset value, end of year	$24.09	$26.39	$26.12	$25.97	$20.69
Total return[2]	(3.22)%	5.82%	10.80%	32.21%	12.63%

Net assets, end of year (000s)	$182,263	$205,320	$205,844	$212,296	$195,159

Ratios to average net assets:
Gross expenses	1.94%	1.93%	1.96%	1.96%	2.02%
Net expenses[3]	1.90 [4]	1.93	1.96	1.96 [4]	1.94 [4]
Net investment loss	(0.51)	(0.65)	(0.72)	(0.29)	(0.65)

Portfolio turnover rate	22%	26%	30%	47%	47%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. During the period March 1, 2013 through August 2, 2015, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class C shares did not exceed 2.05%. Prior to March 1, 2013, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.94%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	ClearBridge Mid Cap Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class R Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$31.07	$30.41	$29.71	$23.43	$20.73

Income (loss) from operations:
Net investment loss	(0.02)	(0.06)	(0.10)	(0.00) [2]	(0.06)
Net realized and unrealized gain (loss)	(0.82)	1.90	3.22	7.35	2.76
Total income (loss) from operations	(0.84)	1.84	3.12	7.35	2.70

Less distributions from:
Net investment income	—	—	—	(0.09)	—
Net realized gains	(1.48)	(1.18)	(2.42)	(0.98)	—
Total distributions	(1.48)	(1.18)	(2.42)	(1.07)	—

Net asset value, end of year	$28.75	$31.07	$30.41	$29.71	$23.43
Total return[3]	(2.78)%	6.30%	11.33%	32.78%	13.02%

Net assets, end of year (000s)	$44,730	$28,866	$27,251	$18,857	$9,256

Ratios to average net assets:
Gross expenses	1.49%	1.49%	1.54%	1.52%	1.57%
Net expenses[4]	1.43 [5]	1.47 [5]	1.51 [5]	1.52	1.57
Net investment loss	(0.08)	(0.20)	(0.33)	(0.01)	(0.26)

Portfolio turnover rate	22%	26%	30%	47%	47%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.60%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Mid Cap Fund 2016 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$34.52	$33.46	$32.26	$25.22	$22.15

Income (loss) from operations:
Net investment income	0.16	0.14	0.11	0.20	0.10
Net realized and unrealized gain (loss)	(0.91)	2.10	3.51	7.94	2.97
Total income (loss) from operations	(0.75)	2.24	3.62	8.14	3.07

Less distributions from:
Net investment income	—	—	—	(0.12)	—
Net realized gains	(1.48)	(1.18)	(2.42)	(0.98)	—
Total distributions	(1.48)	(1.18)	(2.42)	(1.10)	—

Net asset value, end of year	$32.29	$34.52	$33.46	$32.26	$25.22
Total return[2]	(2.22)%	6.94%	12.03%	33.64%	13.86%

Net assets, end of year (000s)	$647,727	$372,311	$310,663	$231,964	$141,318

Ratios to average net assets:
Gross expenses	0.89%	0.89%	0.88%	0.87%	0.86%
Net expenses[3]	0.84 [4]	0.87 [4]	0.88	0.87	0.86
Net investment income	0.51	0.40	0.34	0.69	0.44

Portfolio turnover rate	22%	26%	30%	47%	47%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.05%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	ClearBridge Mid Cap Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class IS Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$34.76	$33.64	$32.40	$25.31	$22.22

Income (loss) from operations:
Net investment income	0.19	0.17	0.13	0.23	0.11
Net realized and unrealized gain (loss)	(0.92)	2.13	3.53	7.96	2.98
Total income (loss) from operations	(0.73)	2.30	3.66	8.19	3.09

Less distributions from:
Net investment income	—	—	—	(0.12)	—
Net realized gains	(1.48)	(1.18)	(2.42)	(0.98)	—
Total distributions	(1.48)	(1.18)	(2.42)	(1.10)	—

Net asset value, end of year	$32.55	$34.76	$33.64	$32.40	$25.31
Total return[2]	(2.15)%	7.08%	12.11%	33.73%	13.91%

Net assets, end of year (000s)	$222,126	$114,286	$108,137	$90,106	$79,614

Ratios to average net assets:
Gross expenses	0.79%	0.78%	0.79%	0.80%	0.81%
Net expenses[3]	0.75 [4]	0.78 [4]	0.79	0.80	0.81
Net investment income	0.59	0.50	0.42	0.82	0.48

Portfolio turnover rate	22%	26%	30%	47%	47%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.75%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Mid Cap Fund 2016 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Mid Cap Fund (formerly ClearBridge Mid Cap Core Fund ) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

26	ClearBridge Mid Cap Fund 2016 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ClearBridge Mid Cap Fund 2016 Annual Report	27

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$1,960,743,418	—	—	$1,960,743,418
Short-term investments†	43,629,982	—	—	43,629,982
Total investments	$2,004,373,400	—	—	$2,004,373,400

†	See Schedule of Investments for additional detailed categorizations.

(b) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

28	ClearBridge Mid Cap Fund 2016 Annual Report

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent

ClearBridge Mid Cap Fund 2016 Annual Report	29

Notes to financial statements (cont’d)

features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of October 31, 2016, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(h) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

30	ClearBridge Mid Cap Fund 2016 Annual Report

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$(487,260)	$487,260

(a)	Reclassifications are due to book/tax differences in the treatment of partnership investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the

ClearBridge Mid Cap Fund 2016 Annual Report	31

Notes to financial statements (cont’d)

management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class R, Class I and Class IS shares did not exceed 1.20%, 1.95%, 1.45%, 0.85% and 0.75%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares and the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

During the year ended October 31, 2016, fees waived and/or expenses reimbursed amounted to $764,989.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There was a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applied if redemption occurred within 12 months from purchase payment. This CDSC declined by 1.00% per year until no CDSC was incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2016, LMIS and its affiliates retained sales charges of $344,463 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2016, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B1	Class C
CDSCs	$1,259	$478	$11,428

[1]	On June 30, 2016, the Fund converted its Class B shares into Class A shares.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

32	ClearBridge Mid Cap Fund 2016 Annual Report

3. Investments

During the year ended October 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$773,441,774
Sales	391,415,282

At October 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$404,675,019
Gross unrealized depreciation	(49,658,738)
Net unrealized appreciation	$355,016,281

During the year ended October 31, 2016, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of October 31, 2015	1,000	$285,985
Options written	—	—
Options closed	—	—
Options exercised	—	—
Options expired	(1,000)	(285,985)
Written options, outstanding as of October 31, 2016	—	—

4. Derivative instruments and hedging activities

At October 31, 2016, the Fund did not have any derivative instruments outstanding.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Written options	$285,985

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Written options	$169,015

During the year ended October 31, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options†	$83,846

†	At October 31, 2016, there were no open positions held in this derivative.

ClearBridge Mid Cap Fund 2016 Annual Report	33

Notes to financial statements (cont’d)

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class B, Class C and Class R shares calculated at the annual rate of 0.25%, 1.00%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class 1	—	$4,608
Class A	$2,275,055	1,867,168
Class B1	111,026	74,279
Class C	1,934,665	297,407
Class R	193,587	79,893
Class I	—	510,078
Class IS	—	1,640
Total	$4,514,333	$2,835,073

[1]	On June 30, 2016, the Fund converted its Class B shares into Class A shares.

For the year ended October 31, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	$1,372
Class A	351,475
Class B1	27,859
Class C	75,981
Class R	23,982
Class I	234,664
Class IS	49,656
Total	$764,989

[1]	On June 30, 2016, the Fund converted its Class B shares into Class A shares.

6. Distributions to shareholders by class

	Year Ended October 31, 2016	Year Ended October 31, 2015
Net Realized Gains:
Class 1	$167,772	$143,994
Class A	43,905,519	32,852,791
Class B1	1,136,212	1,311,502
Class C	11,619,872	9,214,350
Class R	1,459,624	1,012,812
Class I	17,057,504	11,019,925
Class IS	4,988,653	3,705,895
Total	$80,335,156	$59,261,269

[1]	On June 30, 2016, the Fund converted its Class B shares into Class A shares.

34	ClearBridge Mid Cap Fund 2016 Annual Report

7. Shares of beneficial interest

At October 31, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class 1
Shares issued on reinvestment	5,427	$167,772	4,704	$143,994
Shares repurchased	(6,252)	(190,917)	(13,385)	(429,778)
Net decrease	(825)	$(23,145)	(8,681)	$(285,784)

Class A
Shares sold	6,342,102	$182,900,013	4,625,666	$144,699,788
Shares issued on reinvestment	1,426,339	42,555,761	1,070,813	31,798,633
Shares repurchased	(5,971,483)	(173,118,218)	(4,094,743)	(127,828,559)
Net increase	1,796,958	$52,337,556	1,601,736	$48,669,862

Class B1
Shares sold	3,749	$87,058	14,848	$383,748
Shares issued on reinvestment	46,047	1,116,923	52,451	1,292,693
Shares repurchased	(849,644)	(19,634,602)	(421,370)	(10,926,624)
Net decrease	(799,848)	$(18,430,621)	(354,071)	$(9,250,183)

Class C
Shares sold	840,870	$20,293,564	608,128	$15,848,567
Shares issued on reinvestment	435,134	10,724,113	340,651	8,499,177
Shares repurchased	(1,489,531)	(35,680,228)	(1,049,989)	(27,616,148)
Net decrease	(213,527)	$(4,662,551)	(101,210)	$(3,268,404)

Class R
Shares sold	967,908	$27,167,007	362,223	$11,161,899
Shares issued on reinvestment	41,931	1,227,891	30,776	900,053
Shares repurchased	(382,922)	(10,904,661)	(360,162)	(11,017,018)
Net increase	626,917	$17,490,237	32,837	$1,044,934

Class I
Shares sold	14,201,727	$451,989,157	3,006,817	$102,311,406
Shares issued on reinvestment	420,251	13,752,531	273,598	8,845,352
Shares repurchased	(5,348,468)	(170,926,321)	(1,780,934)	(60,335,136)
Net increase	9,273,510	$294,815,367	1,499,481	$50,821,622

ClearBridge Mid Cap Fund 2016 Annual Report	35

Notes to financial statements (cont’d)

	Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class IS
Shares sold	4,534,278	$148,987,073	521,206	$18,103,418
Shares issued on reinvestment	149,256	4,920,387	113,962	3,705,895
Shares repurchased	(1,147,968)	(36,818,536)	(561,127)	(19,342,283)
Net increase	3,535,566	$117,088,924	74,041	$2,467,030

[1]

On June 30, 2016, the Fund converted 595,416 Class B shares into 481,347 Class A shares, valued at $13,718,379. These amounts are reflected in Class A shares sold and Class B shares repurchased, respectively.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2016	2015
Distributions paid from:
Net long-term capital gains	$80,335,156	$59,261,269

As of October 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$2,002,726
Undistributed long-term capital gains — net	23,796,860
Total undistributed earnings	$25,799,586
Other book/tax temporary differences(a)	(61,980)
Unrealized appreciation (depreciation)(b)	355,016,281
Total accumulated earnings (losses) — net	$380,753,887

During the taxable year ended October 31, 2016, the Fund utilized $16,964,500 of its capital loss carryforward available from prior years.

(a)	Other book/tax temporary differences are attributable to the book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between the book and tax cost basis of investments in partnerships.

9. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

36	ClearBridge Mid Cap Fund 2016 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of ClearBridge Mid Cap Fund (formerly, ClearBridge Mid Cap Core Fund) (the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge Mid Cap Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2016

ClearBridge Mid Cap Fund 2016 Annual Report	37

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Mid Cap Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

38	ClearBridge Mid Cap Fund

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

ClearBridge Mid Cap Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009)
Number of funds in fund complex overseen by Trustee	46
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

40	ClearBridge Mid Cap Fund

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	152
Other board memberships held by Trustee during past five years	None

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

ClearBridge Mid Cap Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

42	ClearBridge Mid Cap Fund

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge Mid Cap Fund	43

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2016:

Record date:	12/9/2015	6/8/2015
Payable date:	12/10/2015	6/9/2015
Long-term capital gain dividend	$1.466920	$0.015320

Please retain this information for your records.

44	ClearBridge Mid Cap Fund

ClearBridge

Mid Cap Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson
Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing

(US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

ClearBridge Mid Cap Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Mid Cap Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of the ClearBridge Mid Cap Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01593 12/16 SR16-2932

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2015 and October 31, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $380,400 in 2015 and $427,291 in 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $9,130 in 2015 and $64,412 in 2016.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $46,559 in 2015 and $39,760 in 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in October 31, 2015 and $0 in October 31, 2016, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Partners Equity Trust..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2015 and 2016; Tax Fees were 100% and 100% for 2015 and 2016; and Other Fees were 100% and 100% for 2015 and 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2015 and $0 in 2016.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 22, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 22, 2016